                                                          File Number: 333-42105
                                                Filed Pursuant to Rule 497(c) of
                                                      the Securities Act of 1933

PIONEER DISCIPLINED GROWTH FUND

Prospectus | December 29, 2021

 CLASS A SHARES   CLASS C SHARES   CLASS K SHARES   CLASS R SHARES   CLASS Y SHARES
       PINDX           INDCX            ---              ---             INYDX

CONTENTS


Fund summary..................................................  1
More on the fund's investment objective and strategies........ 14
More on the risks of investing in the fund.................... 19
Management.................................................... 31
Pricing of shares............................................. 33
Choosing a class of shares.................................... 35
Distribution and service arrangements......................... 40
Sales charges................................................. 42
Buying, exchanging and selling shares......................... 49
Account options............................................... 61
Shareholder services and policies............................. 65
Dividends, capital gains and taxes............................ 71
Financial highlights.......................................... 74
Intermediary defined sales charge waiver policies............. 78


Neither the Securities and Exchange Commission nor any state securities agency has approved or disapproved the fund's shares or determined whether this prospectus is accurate or complete. Any representation to the contrary is a crime.





[GRAPHIC APPEARS HERE]

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


CONTACT YOUR INVESTMENT PROFESSIONAL TO DISCUSS HOW THE FUND MAY FIT INTO YOUR PORTFOLIO.

FUND SUMMARY

INVESTMENT OBJECTIVE
Long-term capital growth.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Pioneer funds. More information about these and other discounts is available from your investment professional and in the "Sales charges" section of the prospectus beginning on page 42, the "Intermediary defined sales charge waiver policies" section of the prospectus beginning on page 78, and the "Sales charges" section of the statement of additional information beginning on page
50. If you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission. Such commissions, if any, are not charged by the fund and are not reflected in the fee table or expense example below.


SHAREOWNER FEES
(fees paid directly from your investment)


                                                    CLASS A   CLASS C   CLASS K   CLASS R   CLASS Y
Maximum sales charge (load) when you buy shares
(as a percentage of offering price)                   5.75%      None        None      None     None
--------------------------------------------------   ------   --------- --------- --------- --------
Maximum deferred sales charge (load) (as a
percentage of offering price or the amount you
receive when you sell shares, whichever is less)    None/1/        1%        None      None     None
--------------------------------------------------  ------    --------- --------- --------- --------

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)


                                         CLASS A   CLASS C   CLASS K   CLASS R   CLASS Y
Management Fees                            0.63%     0.63%     0.63%     0.63%     0.63%
---------------------------------------     ----      ----      ----      ----      ----
Distribution and Service (12b-1) Fees      0.25%     1.00%     0.00%     0.50%     0.00%
---------------------------------------     ----      ----      ----      ----      ----
Other Expenses/2/                          0.14%     0.21%     0.07%     0.32%     0.19%
---------------------------------------     ----      ----      ----      ----      ----
Total Annual Fund Operating Expenses       1.02%     1.84%     0.70%     1.45%     0.82%
---------------------------------------     ----      ----      ----      ----      ----

1 Class A purchases of $500,000 or more that are not subject to an initial sales charge may be subject to a contingent deferred sales charge of 1%. See "Sales charges."

2   Other expenses for Class K and Class R shares are estimated for the current fiscal year.

FUND SUMMARY

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods shown and then, except as indicated, redeem all of your shares at the end of those periods. It also assumes that (a) your investment has a 5% return each year and (b) the fund's total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                 IF YOU REDEEM YOUR SHARES            IF YOU DO NOT REDEEM YOUR SHARES
           --------------------------------------  --------------------------------------
                                NUMBER OF YEARS YOU OWN YOUR SHARES
           ------------------------------------------------------------------------------
                 1        3          5         10        1        3          5         10
           -------  -------  ---------  ---------  -------  -------  ---------  ---------
Class A    $673     $881     $1,106     $1,751     $673     $881     $1,106     $1,751
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class C     287      579        995      2,159      187      579        995      2,159
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class K      72      224        390        871       72      224        390        871
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class R     148      459        792      1,735      148      459        792      1,735
---------  ----     ----     ------     ------     ----     ----     ------     ------
Class Y      84      262        455      1,014       84      262        455      1,014
---------  ----     ----     ------     ------     ----     ----     ------     ------

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 117% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as funds that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities. In addition, the fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in the securities of emerging market issuers. The fund may invest in debt securities. Generally, the fund may acquire investment grade debt securities, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund also may hold cash or other short-term investments.

The fund may, but is not required to, use derivatives, such as stock index futures and options. The fund may use derivatives for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to attempt to increase the fund's return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

The fund's investment adviser uses a valuation-conscious approach to select the fund's investments based upon the recommendations of the adviser's research teams. The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, growth-oriented approach to construct the portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. The adviser generally sells a portfolio security based upon the same criteria it uses to select securities.

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment's performance potential. The adviser generally considers ESG information in the context of an issuer's respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.

FUND SUMMARY

PRINCIPAL RISKS OF INVESTING IN THE FUND
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.

MARKET RISK. The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, market disruptions caused by tariffs, trade disputes or other factors or adverse investor sentiment. If the market prices of the fund's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom's exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund's investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and data used by the adviser.

ESG RISK. The fund's adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.

FUND SUMMARY

ISSUER FOCUS RISK. The fund may invest in fewer than 40 securities, and as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

RISKS OF INVESTMENTS IN REAL ESTATE RELATED SECURITIES. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

RISKS OF WARRANTS AND RIGHTS. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. The failure to exercise subscription rights to purchase common shares would result in the dilution of the fund's interest in the issuing company.

PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. The purchase of IPO shares may involve high transaction costs.

RISKS OF INVESTMENT IN OTHER FUNDS. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the underlying fund's expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF's or closed-end fund's net asset value.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control

FUND SUMMARY

or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as "Brexit"). The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund's investments. Current and any future sanctions or other government actions against Russia could negatively impact the fund's investments in securities issued by Russian issuers or economically tied to Russian markets. China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China's economy.

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the technology segment, such as information technology, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

DERIVATIVES RISK. Using stock index futures and options and other derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivative instruments themselves behave in a way not anticipated by the fund. Using derivatives may increase the volatility of the fund's net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the fund. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative's value may not correlate well with the referenced asset or metric. The fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause taxable shareowners to incur a higher level of taxable income or capital gains.

VALUATION RISK. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for illiquid securities and securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

LIQUIDITY RISK. Some securities and derivatives held by the fund may be or become impossible or difficult to purchase, sell or unwind, particularly during times of market turmoil. Illiquid securities and derivatives also may be difficult to value. If the fund is forced to sell an illiquid asset or unwind a derivatives position to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

FUND SUMMARY

REDEMPTION RISK. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

CYBERSECURITY RISK. Cybersecurity failures by and breaches of the fund's adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund's ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


THE FUND'S PAST PERFORMANCE
The bar chart and table indicate the risks and volatility of an investment in the fund by showing how the fund has performed in the past. The bar chart shows changes in the performance of the fund's Class A shares from calendar year to calendar year. The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the Russell 1000 Growth Index, a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies
You can obtain updated performance information by visiting https://www.amundi.com/usinvestors/Products/Mutual-Funds or by calling 1-800-225-6292.

The fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund (the predecessor fund) on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the fund. The performance of Class A, Class C and Class Y shares of the fund includes the performance of the applicable class of shares of the predecessor fund prior to the reorganization (which reflects applicable fee waivers or expense reimbursements), and has not been restated to reflect any differences in expenses.

The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

The bar chart does not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

ANNUAL RETURN CLASS A SHARES (%)
(Year ended December 31)
[GRAPHIC APPEARS HERE]




For the period covered by the bar chart:


                                RETURNS    PERIOD BEGINNING        PERIOD ENDING
                            -----------  ------------------  -------------------
Highest Calendar Quarter        25.17%      04/01/2020 to            06/30/2020
--------------------------      -----    ------------------          ----------
Lowest Calendar Quarter        -14.86%      07/01/2011 to            09/30/2011
--------------------------     ------    ------------------          ----------
Year-to-Date                    12.09%                       September 30, 2021
--------------------------     ------    ------------------  -------------------

FUND SUMMARY

No performance information is presented for Class K or Class R shares in the table below because Class K and Class R shares do not have annual returns for at least one calendar year. The returns for Class K and Class R shares would differ from those of other classes of shares because they have different expenses.

AVERAGE ANNUAL TOTAL RETURN (%)
(for periods ended December 31, 2020)


                                                                                 SINCE   INCEPTION
                                            1 YEAR    5 YEARS    10 YEARS    INCEPTION        DATE
                                          --------  ---------  ----------  -----------  ----------
Class A                                                                                 12/15/05
----------------------------------------  -----     -----      -----       -----        --------
Return before taxes                        26.58      16.23       14.27       10.97
----------------------------------------  ------    -------    --------    --------     --------
Return after taxes on distributions        19.20      12.33       11.48        8.70
----------------------------------------  ------    -------    --------    --------     --------
Return after taxes on distributions and
sale of shares                             19.47      12.02       11.01        8.40
----------------------------------------  ------    -------    --------    --------     --------
Class C                                    32.30      16.67       13.99       12.29      7/16/08
----------------------------------------  ------    -------    --------    --------     --------
Class Y                                    34.65      17.88       15.27       13.49      7/30/08
----------------------------------------  ------    -------    --------    --------     --------
Russell 1000 Growth Index (reflects no
deduction for fees, expenses or taxes)     38.49      21.00       17.21       12.35     12/15/05
----------------------------------------  ------    -------    --------    --------     --------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C, Class K, Class R and Class Y shares will vary.


MANAGEMENT


INVESTMENT ADVISER     Amundi Asset Management US, Inc. ("Amundi
                       US")
PORTFOLIO MANAGEMENT   Craig Sterling, Managing Director, Director of Core
                       Equity and Head of Equity Research, U.S. at
                       Amundi US (portfolio manager of the fund since
                       May 2015); and Ashesh Savla, Vice President and
                       Team Leader of U.S. Equity Quantitative Research
                       at Amundi US (portfolio manager of the fund since
                       2013 and its predecessor fund since 2005).

PURCHASE AND SALE OF FUND SHARES
You may purchase, exchange or sell (redeem) shares each day the New York Stock Exchange is open through your financial intermediary or, for accounts held directly with the fund, by contacting the fund in writing or by telephone:
Pioneer Funds, P.O. Box 9897, Providence, RI 02940-8097, tel. 1-800-225-6292.

Your initial investment for Class A or Class C shares must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares. Generally, the initial investment for Class K or Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K or Class Y shares. There is no minimum additional investment amount for Class K or Class Y shares. There is no minimum investment amount for Class R shares.


TAX INFORMATION
The fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or investment professional to recommend the fund over another investment. Ask your salesperson or investment professional or visit your financial intermediary's website for more information.

MORE ON THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES


INVESTMENT OBJECTIVE
Long-term capital growth.

The fund's investment objective may be changed without shareholder approval. The fund will provide at least 30 days' written notice prior to implementing any change to its investment objective.


PRINCIPAL INVESTMENT STRATEGIES
The fund invests primarily in equity securities of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks and other equity instruments, such as funds that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and warrants and preferred stocks.

The fund may invest in issuers of any market capitalization. The fund may invest in securities in any industry or market sector. The fund may invest in fewer than 40 securities. The fund may invest in initial public offerings of equity securities.

In addition, the fund may invest up to 20% of its total assets in securities of non-U.S. issuers, including up to 5% of its total assets in the securities of emerging market issuers. The fund invests in non-U.S. securities to diversify its portfolio when Amundi Asset Management US, Inc. ("Amundi US"), the fund's investment adviser, believes that non-U.S. securities offer similar or greater potential for capital appreciation compared to U.S. securities. The fund does not count securities of Canadian issuers against the 20% limit on investment in securities of non-U.S. issuers.

The fund may invest a portion of its assets not invested in equity securities in debt securities. Generally the fund may acquire investment grade debt securities of corporate and government issuers, but the fund may invest up to 5% of its net assets in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. The fund invests in debt securities when Amundi US believes they are consistent with the fund's investment objective of long-term capital growth, to diversify the fund's portfolio or for greater liquidity.

Amundi US uses a valuation-conscious approach to select the fund's investments based upon the recommendations of Amundi US's research teams. Amundi US's research teams support the portfolio management teams that manage various Amundi equity funds and provide recommendations for a universe of issuers that are publicly traded in the U.S. and abroad. The fund seeks to benefit from this research effort by selecting securities that are highly ranked by the teams and selling at attractive prices.

The research teams use a two-step process in selecting securities that combines fundamental and quantitative research. First, the teams assess whether a company's fundamentals - financial condition, management, and position in its industry - indicate strong prospects for growth and attractive valuations. Second, the teams employ a quantitative, growth-oriented approach to construct the fund's portfolio, emphasizing those securities believed to have attractive prospects for earnings and revenue growth. The adviser generally sells a portfolio security based upon the same criteria it uses to select securities.

As part of its initial assessment, Amundi US's research teams evaluate a security's potential value based on the company's assets and prospects for earnings growth. In making that assessment, the teams employ a disciplined stock valuation approach combined with fundamental research, and an evaluation of the issuer based on its financial statements and operations. The research teams focus on the quality and price of individual issuers, not on economic sector or market-timing strategies. The fund's portfolio includes securities from a broad range of market sectors that have received favorable rankings from the research teams. Factors for selecting investments include:
o Favorable expected returns relative to perceived risk
o Above average potential for earnings and revenue growth
o Low market valuations relative to earnings forecast, book value, cash flow and sales
o A sustainable competitive advantage, such as a brand name, customer base, proprietary technology or economies of scale

The adviser integrates environmental, social and corporate governance (ESG) considerations into its investment research process by evaluating the business models and practices of issuers and their ESG-related risks. The adviser believes ESG analysis is a meaningful facet of fundamental research, the process of evaluating an issuer based on its financial position, business operations, competitive standing and management. This process considers ESG information, where available, in assessing an investment's performance potential. The adviser generally considers ESG information in the context of an issuer's respective sector or industry. The adviser may consider ESG ratings provided by third parties or internal sources, as well as issuer disclosures and public information, in evaluating issuers. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.

The fund's investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this prospectus or in the statement of additional information.

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INVESTMENTS IN REITS
REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.


NON-U.S. INVESTMENTS
The fund may invest in securities of non-U.S. issuers, including securities of emerging markets issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries and emerging market governmental issuers. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.


DEBT SECURITIES
The fund may invest in debt securities. Debt securities in which the fund invests include U.S. government securities, debt securities of corporate and other issuers, mortgage- and asset-backed securities and short-term debt securities. Generally, the fund may acquire debt securities that are investment grade, but the fund may invest in below investment grade debt securities (known as "junk bonds"), including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.


DERIVATIVES
The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:

o In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
o As a substitute for purchasing or selling securities
o To attempt to increase the fund's return as a non-hedging strategy that may be considered speculative
o To manage portfolio characteristics (for example, the fund's exposure to various market segments)
o As a cash flow management technique

The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.


CASH MANAGEMENT AND TEMPORARY INVESTMENTS
Normally, the fund invests substantially all of its assets to meet its investment objective. The fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.


ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS
In addition to the principal investment strategies and related risks discussed in this prospectus, the fund may also use other techniques, including the following non-principal investment strategies and related risks.


REVERSE REPURCHASE AGREEMENTS AND BORROWING
The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.

MORE ON THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES


SHORT-TERM TRADING
The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

MORE ON THE RISKS OF INVESTING IN THE FUND

PRINCIPAL INVESTMENT RISKS
You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objective.

MARKET RISK. The market prices of securities or other assets held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, market disruptions caused by tariffs, trade disputes or other factors or adverse investor sentiment. If the market prices of the fund's securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; dramatic changes in currency exchange rates; global pandemics; and public sentiment. U.S. and non-U.S. governments and central banks have provided significant support to financial markets, including by keeping interest rates at historically low levels. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or decreases, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom's exit from the European Union (or Brexit), may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

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Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund's investments may be negatively affected. The fund may experience a substantial or complete loss on any individual security or derivative position.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. Rates of inflation have recently risen. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund's investments. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

GROWTH STYLE RISK. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

PORTFOLIO SELECTION RISK. The adviser's judgment about a particular security or issuer, or about the economy or a particular sector, region or market segment, or about an investment strategy, may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the adviser.

ESG RISK. The fund's adviser considers ESG information in its investment research process. This may mean forgoing some investment opportunities available to funds that do not consider ESG information. To the extent the adviser considers this information, the adviser focuses on investment considerations that relate to potential return and risk, without sacrificing these considerations for non-economic purposes. In considering ESG information, the adviser may use third party ESG ratings information that it believes to be reliable, but such information may not be accurate or complete, or may be biased. ESG considerations are not a primary focus of the fund, and the weight given by the adviser to ESG considerations in making investment decisions will vary and, for any specific decision, they may be given little or no weight.

ISSUER FOCUS RISK. The fund may invest in fewer than 40 securities, and as a result, the fund's performance may be more volatile than the performance of funds holding more securities.

SMALL AND MID-SIZE COMPANIES RISK. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

RISKS OF INVESTMENTS IN REAL ESTATE RELATED SECURITIES. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:
o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes
o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments
o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses
o A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed
o If the fund's real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type

REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from

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interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called "sub-prime" mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.

Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in "Annual fund operating expenses" above.

Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

RISKS OF WARRANTS AND RIGHTS. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund's interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.

PREFERRED STOCKS RISK. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

RISKS OF INITIAL PUBLIC OFFERINGS. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. Information about the companies may be available for very limited periods. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

RISKS OF INVESTMENT IN OTHER FUNDS. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the fund will bear a pro rata portion of the

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underlying fund's expenses, including management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF's or closed-end fund's net asset value.

DEBT SECURITIES RISK. Factors that could contribute to a decline in the market value of debt securities in the fund include rising interest rates, if the issuer or other obligor of a security held by the fund fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy or the credit quality or value of any underlying assets declines. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund. Junk bonds involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities; they may also be more difficult to value. Junk bonds have a higher risk of default or are already in default and are considered speculative.

RISKS OF NON-U.S. INVESTMENTS. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:
o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices
o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable
o Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars
o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession
o Economic, political, regulatory and social developments may adversely affect the securities markets
o It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country
o The value of the fund's foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Withholding and other non-U.S. taxes may decrease the fund's return. The value of the fund's foreign investments also may be affected by U.S. tax considerations and restrictions in receiving investment proceeds from a foreign country
o Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries
o It is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States
o A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms
o Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange
o A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. In addition, the United Kingdom has withdrawn from the EU (commonly known as "Brexit"). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the fund's investments, particularly in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries
o Markets in China and other Asian countries are relatively new and undeveloped. China's economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China's growing trade surplus with the U.S. has given rise to trade disputes and the imposition of tariffs. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters


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  could adversely affect China's economy. China's central government exercises significant control over China's economy and may intervene in the financial markets, such as by imposing trading restrictions, and investments in Chinese issuers could be adversely affected by changes in government policies. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
o If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities
o Sanctions or other government actions against a foreign nation could negatively impact the fund's investments in securities that have exposure to that nation
o Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic

MARKET SEGMENT RISK. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus.

Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are generally subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

Industries in the consumer discretionary segment, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

DERIVATIVES RISK. Using stock index futures and options and other derivatives exposes the fund to special risks and costs and may result in losses to the fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Using derivatives can have a leveraging effect (which may increase investment losses) and increase the fund's volatility, which is the degree to which the fund's share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. The other parties to certain derivative transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater liquidity risk and they may be difficult to value. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. The fund also may have to sell assets at inopportune times to satisfy its obligations. Use of derivatives or similar instruments may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Risks associated with the use of derivatives are magnified to the extent that an increased portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets. The fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.

The fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the fund to post margin and the broker may require the fund to post additional margin to secure the fund's obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the fund to deposit larger amounts of margin. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The fund's ability to use certain derivative instruments currently is limited by Commodity Futures Trading Commission rules.

MORE ON THE RISKS OF INVESTING IN THE FUND

LEVERAGING RISK. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

PORTFOLIO TURNOVER RISK. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause shareholders to incur a higher level of taxable income or capital gains.

VALUATION RISK. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ - higher or lower - from the fund's valuation of the investment, and such differences could be significant, particularly for illiquid securities and securities that trade in thin markets and/or markets that experience extreme volatility. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. The fund may value investments using fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value. The fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

LIQUIDITY RISK. Liquidity risk is the risk that particular investments, or investments generally, may be or become impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil or due to adverse changes in the conditions of a particular issuer. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. Liquidity and value of investments can deteriorate rapidly. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, or try to limit losses, the fund may suffer a substantial loss or may not be able to sell at all. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector.

REDEMPTION RISK. The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the fund could hurt performance and/or cause the remaining shareholders in the fund to lose money. If one decision maker has control of fund shares owned by separate fund shareholders, including clients or affiliates of the fund's adviser, redemptions by these shareholders may further increase the fund's redemption risk. If the fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

CYBERSECURITY RISK. Cybersecurity failures by and breaches of the fund's adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt fund operations, interfere with the fund's ability to calculate its NAV, prevent fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. The fund and its shareholders could be negatively impacted as a result.

CASH MANAGEMENT RISK. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objective.

MORE ON THE RISKS OF INVESTING IN THE FUND

EXPENSE RISK. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

To learn more about the fund's investments and risks, you should obtain and read the statement of additional information. Please note that there are many other factors that could adversely affect your investment and that could prevent the fund from achieving its goals.


DISCLOSURE OF PORTFOLIO HOLDINGS
The fund's policies and procedures with respect to disclosure of the fund's securities are described in the statement of additional information.

MANAGEMENT

INVESTMENT ADVISER
Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc. ("Amundi US").

Amundi US, the fund's investment adviser, selects the fund's investments and oversees the fund's operations.

Amundi US is an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi Holdings US, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As of September 30, 2021, Amundi had more than $2.09 trillion in assets under management worldwide. As of September 30, 2021, Amundi US (and its U.S. affiliates) had over $103 billion in assets under management.

Amundi US's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating in 1928 one of the first mutual funds.

Amundi US has received an order from the Securities and Exchange Commission that permits Amundi US, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Amundi US (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the fund without shareholder approval. Amundi US retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.


PORTFOLIO MANAGEMENT
Day-to-day management of the fund's portfolio is the responsibility of Craig Sterling and Ashesh Savla. The portfolio managers draw upon the research and investment management expertise of the firm's global research teams, which provide fundamental and quantitative research and include members from one or more of Amundi US's affiliates.

Craig Sterling is a Managing Director, Director of Core Equity and Head of Equity Research, U.S. at Amundi US. He joined Amundi US in May 2015 and has served as portfolio manager of the fund since May 2015. Prior to joining Amundi US, he was Managing Director and Global Head of Equity Research at EVA Dimensions LLC in New York, an independent equity research firm. Prior to June 2011, he served as a Director in the HOLT Group at Credit Suisse.

MANAGEMENT

Ashesh Savla is a Vice President and Team Leader of U.S. Equity Quantitative Research at Amundi US. He joined Amundi US in 2003 and has served as portfolio manager of the fund since 2013 and its predecessor fund since 2005.

The fund's statement of additional information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.


MANAGEMENT FEE
The fund pays Amundi US a fee for managing the fund and to cover the cost of providing certain services to the fund.

Amundi US's annual fee is equal to 0.65% of the fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the fund's average daily net assets and 0.55% of the fund's average daily net assets over $5 billion. The fee is accrued daily and paid monthly.

For the fiscal year ended August 31, 2021, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.63% of the fund's average daily net assets.

A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's semi-annual report to shareholders for the period ended February 28, 2021.


DISTRIBUTOR
Amundi Distributor US, Inc. is the fund's distributor. The fund compensates the distributor for its services. The distributor is an affiliate of Amundi US.

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

PRICING OF SHARES

NET ASSET VALUE
The fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open as of the close of regular trading (normally 4:00 p.m. Eastern time). On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund's most recent net asset value is available on the fund's website, amundi.com/us.

The fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

The fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

To the extent that the fund invests in shares of other funds that are not traded on an exchange, such shares of other funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for

PRICING OF SHARES

trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Amundi US to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Amundi US to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade - some of which may be thinly traded and for which prices may not be readily available or may be unreliable - the fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices. The fund's fair value policies and procedures may be impacted as the fund comes into compliance with a newly adopted SEC rule, however, the fund does not currently anticipate material changes to its fair valuation methodologies.

The prices used by the fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

CHOOSING A CLASS OF SHARES

The fund offers five classes of shares through this prospectus. Each class has different eligibility requirements, sales charges and expenses, allowing you to choose the class that best meets your needs.

Factors you should consider include:
o The eligibility requirements that apply to purchases of a particular share class
o The expenses paid by each class
o The initial sales charges and contingent deferred sales charges (CDSCs), if any, applicable to each class
o Whether you qualify for any reduction or waiver of sales charges
o How long you expect to own the shares
o Any services you may receive from a financial intermediary

When choosing between Class A or Class C shares, you should be aware that, generally speaking, the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and service fees on Class C shares may cost you more over the longer term than the initial sales charge and distribution and service fees you would have paid for purchases of Class A shares.

If you are eligible to purchase Class K or Class Y shares, you should be aware that Class K and Class Y shares are not subject to an initial sales charge, CDSC or distribution and service fees and generally have lower annual expenses than Class A or Class C shares. However, if you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Class R shares generally are available only through certain tax-deferred retirement plans and related accounts, and are not subject to an initial sales charge but are subject to distribution and service fees.

Your investment professional can help you determine which class meets your goals. Your investment professional or financial intermediary may receive different compensation depending upon which class you choose, and may impose its own investment fees and practices for purchasing and selling fund shares, which are not described in this prospectus or in the statement of additional information. Consult your investment professional or financial intermediary about the availability of fund shares, the investment professional or financial intermediary's practices, and other information.

CHOOSING A CLASS OF SHARES

Please note that the fund does not charge any initial sales charge, CDSC or other asset-based fee for sales or distribution of Class K shares or Class Y shares. However, if you invest in Class K shares or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Because the fund is not party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Class K shares or Class Y shares will be made by the fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this prospectus nor are they reflected in the performance in the bar chart and table in this prospectus because these commissions are not charged by the fund.

For information on the fund's expenses, please see "Fund Summary."

The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge (CDSC) waivers, which are discussed under "Intermediary defined sales charge waiver policies." In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the "Intermediary defined sales charge waiver policies" section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.


CLASS A SHARES
o You pay a sales charge of up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from the distributor of up to 5%, declining as the size of your investment increases.
o There is no contingent deferred sales charge, except in certain circumstances when no initial sales charge is charged.
o Distribution and service fees of 0.25% of average daily net assets.

CLASS C SHARES
o A 1% contingent deferred sales charge is assessed if you sell your shares within one year of purchase. Your investment firm may receive a commission from the distributor at the time of your purchase of up to 1%.
o Distribution and service fees of 1.00% of average daily net assets.
o Maximum purchase amount (per transaction) of $499,999.
o Class C shares automatically convert to Class A shares after 8 years.


CLASS K SHARES
o No initial or contingent deferred sales charge. However, if you invest in Class K shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
o Initial investments by discretionary accounts and direct investors are subject to a $5 million investment minimum, which may be waived in some circumstances.
o There is no investment minimum for other eligible investors.


CLASS R SHARES
o No initial or contingent deferred sales charge.
o Distribution fees of 0.50% of average daily net assets. Separate service plan provides for payment to financial intermediaries of up to 0.25% of average daily net assets.
o Generally, available only through certain tax-deferred retirement plans and related accounts.


CLASS Y SHARES
o No initial or contingent deferred sales charge. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
o Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.

CHOOSING A CLASS OF SHARES

SHARE CLASS ELIGIBILITY


CLASS K SHARES
Class K shares are available to certain discretionary accounts at Amundi US or its affiliates, certain direct investors, other Pioneer funds, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, health savings accounts, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

Direct investors may be individuals, institutions, trusts, foundations and other institutional investors.

Class K shares are also available to certain mutual fund programs. See "Minimum investment amounts - Waivers of the minimum investment amount for Class K."


CLASS R SHARES
Class R shares are available to certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts. Class R shares also are available to IRAs that are rollovers from eligible retirement plans that offered one or more Class R share Pioneer funds as investment options and to individual 401(k) plans. Class R shares are not available to non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b)s and most individual retirement accounts or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA).


AUTOMATIC CONVERSION OF CLASS C SHARES
Class C shares automatically convert to Class A shares after 8 years. Conversions of Class C shares to Class A shares occur during the month of or following the 8th anniversary of the share purchase date. The automatic conversion is based on the relative net asset values of the two share classes without the imposition of a sales charge or fee. Generally, in order for your Class C shares to be eligible for automatic conversion to Class A shares, the fund or the financial intermediary through which you purchased your shares must have records which confirm that your Class C shares have been held for 8 years. Class C shares held through group retirement plan recordkeeping platforms of certain financial intermediaries that hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion are not eligible for automatic conversion to Class A shares. Specific intermediaries may have different policies and procedures regarding the conversion of Class C shares to Class A shares

DISTRIBUTION AND SERVICE ARRANGEMENTS

DISTRIBUTION PLAN
The fund has adopted a distribution plan for Class A, Class C and Class R shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the fund pays distribution and service fees to the distributor. Because these fees are an ongoing expense of the fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.


CLASS R SHARES SERVICE PLAN
The fund has adopted a separate service plan for Class R shares. Under the service plan, the fund may pay securities dealers, plan administrators or other financial intermediaries who agree to provide certain services to plans or plan participants holding shares of the fund a service fee of up to 0.25% of average daily net assets attributable to Class R shares held by such plan participants. The services provided under the service plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the fund.


ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Your financial intermediary may receive compensation from the fund, Amundi US or its affiliates for the sale of fund shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Amundi US or its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Amundi US or its affiliates make these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to the fund, or from the retention of a portion of sales charges or distribution and service fees. Amundi US may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Amundi US determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Amundi US's promotional efforts. Amundi US also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Amundi US may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Amundi US personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Amundi US receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Amundi US pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Amundi US or the Pioneer funds, as well as about fees and/or commissions it charges.

Amundi US and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Amundi US or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Amundi US or its affiliates that are not related to the Pioneer funds.

SALES CHARGES

INITIAL SALES CHARGES (CLASS A SHARES ONLY)
You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by the fund.


SALES CHARGES FOR CLASS A SHARES


                                   SALES CHARGE AS % OF
                                  ----------------------
                                    OFFERING  NET AMOUNT
AMOUNT OF PURCHASE                     PRICE    INVESTED
--------------------------------- ---------- -----------
Less than $50,000                     5.75         6.10
---------------------------------     ----         ----
$50,000 but less than $100,000        4.50         4.71
---------------------------------     ----         ----
$100,000 but less than $250,000       3.50         3.63
---------------------------------     ----         ----
$250,000 but less than $500,000       2.50         2.56
---------------------------------     ----         ----
$500,000 or more                       -0-          -0-
---------------------------------     ----         ----

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of fund shares may be higher or lower due to rounding.


REDUCED SALES CHARGES - CLASS A SHARES
You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Amundi US offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:
o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)
o You plan to invest at least $50,000 over the next 13 months (Letter of intent)


RIGHTS OF ACCUMULATION - CLASS A SHARES ONLY
If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

LETTER OF INTENT - CLASS A SHARES ONLY
You can use a letter of intent to qualify for reduced sales charges in two situations:
o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in the fund's Class A shares during the next 13 months
o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of the fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for the fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.


QUALIFYING FOR A REDUCED CLASS A SALES CHARGE
In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Amundi US will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401(k) accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

SALES CHARGES

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Amundi US or an affiliate.

You can locate information regarding the reduction or waiver of sales charges free of charge on Amundi US's website at amundi.com/us. The website includes hyperlinks that facilitate access to this information.


CLASS A PURCHASES AT NET ASSET VALUE
You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund.


CLASS A PURCHASES AT NET ASSET VALUE ARE AVAILABLE TO:
o Current or former trustees and officers of the fund;
o Partners and employees of legal counsel to the fund (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of Amundi US and its affiliates (at the time of initial share purchase);
o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Amundi US serves as investment adviser (at the time of initial share purchase);
o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;
o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);
o Members of the immediate families of any of the persons above;
o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;
o Insurance company separate accounts;
o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;
o Other funds and accounts for which Amundi US or any of its affiliates serves as investment adviser or manager;
o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;
o Certain unit investment trusts;

o Group employer-sponsored retirement plans with at least $500,000 in total plan assets. Waivers for group employer-sponsored retirement plans do not apply to traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans, or to brokerage relationships in which sales charges are customarily imposed;
o Group employer-sponsored retirement plans with accounts established with Amundi US on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;
o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;
o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares;
o Redemption proceeds from a non-retirement account used by the shareholder to purchase fund shares in an IRA or other individual-type retirement account: and
o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Amundi US to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before

SALES CHARGES

selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.


CONTINGENT DEFERRED SALES CHARGES (CDSCS)


CLASS A SHARES
Purchases of Class A shares of $500,000 or more may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Amundi US on or before March 31, 2004).


CLASS C SHARES
You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.


PAYING THE CONTINGENT DEFERRED SALES CHARGE (CDSC)
Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.
o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less
o You do not pay a CDSC on reinvested dividends or distributions
o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest
o CDSCs are not imposed when Class C shares are exchanged for Class C shares of another Pioneer fund, but the new shares will remain subject to the CDSC based on the original purchase date of the exchanged shares. The transfer agent processes exchanges in proportion to your shares subject to a CDSC, not subject to a CDSC, and purchased through reinvestment of dividends and distributions.
o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"

WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGES
It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:
o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;
o You become disabled (within the meaning of Section 72 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;
o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);
o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:
  - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);
  - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);
  - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or
  - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);
o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants

SALES CHARGES

  in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:
  - A return of excess employee deferrals or contributions;
  - A qualifying hardship distribution as described in the Internal Revenue
    Code;
  - Due to retirement or termination of employment;
  - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;
o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;
o The distribution is made to pay an account's advisory or custodial fees; or
o The distributor does not pay the selling broker a commission normally paid at the time of the sale.

Please see the fund's statement of additional information for more information regarding reduced sales charges and breakpoints.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Please see the "Intermediary defined sales charge waiver policies" section for more information.

CLASS K SHARES

Class K shares are purchased at net asset value with no initial sales charge and no CDSC when redeemed. However, if you invest in Class K shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

CLASS Y SHARES

Class Y shares are purchased at net asset value with no initial sales charge and no CDSC when redeemed. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

BUYING, EXCHANGING AND SELLING SHARES

OPENING YOUR ACCOUNT
You may open an account by completing an account application and sending it to the fund by mail or by fax. Please call the fund to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the fund. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the fund for account applications, account options forms and other account information:

PIONEER FUNDS
P.O. Box 9897
Providence, RI 02940-8097
Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the fund's transfer agent of applications submitted by regular mail to a post office address.

Each fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the funds' distributor, the funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number.


IDENTITY VERIFICATION
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

The fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.


INVESTING THROUGH FINANCIAL INTERMEDIARIES AND RETIREMENT PLANS
If you invest in the fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account

BUYING, EXCHANGING AND SELLING SHARES

that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in the fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.


SHARE PRICES FOR TRANSACTIONS
If you place an order to purchase, exchange or sell shares that is received in good order by the fund's transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is received by the fund's transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.


GOOD ORDER MEANS THAT:
o You have provided adequate instructions
o There are no outstanding claims against your account
o There are no transaction limitations on your account
o Your request includes a signature guarantee if you:
  - Are selling over $100,000 or exchanging over $500,000 worth of shares
  - Changed your account registration or address within the last 30 days
  - Instruct the transfer agent to mail the check to an address different from the one on your account
  - Want the check paid to someone other than the account's record owner(s)
  - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration


TRANSACTION LIMITATIONS
Your transactions are subject to certain limitations, including the limitation on the purchase of the fund's shares within 30 calendar days of a redemption. See "Excessive trading."

BUYING
You may buy fund shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of fund shares.


MINIMUM INVESTMENT AMOUNTS


CLASS A AND CLASS C SHARES
Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are establishing an automatic investment plan or placing your trade through your investment firm. The fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Amundi US.


CLASS K SHARES
Initial investments by discretionary accounts and direct investors in Class K shares must be at least $5 million. There is no investment minimum for other eligible investors. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class K shares. There is no minimum additional investment amount. The fund may waive the initial investment amount, if applicable.


WAIVERS OF THE MINIMUM INVESTMENT AMOUNT FOR CLASS K
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a retirement plan that is an eligible investor in Class K shares; or

(b)        The investment is made by another Pioneer fund; or

(c) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In

BUYING, EXCHANGING AND SELLING SHARES

    each case, the intermediary has an arrangement with Amundi US to include Class K shares of the Pioneer mutual funds in their program. In one model, the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, as a combined service offering. In another model, a brokerage firm may provide transactional services in accordance with a commission schedule set by the firm.
    You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

The fund reserves the right to waive the initial investment minimum in other circumstances.


CLASS R SHARES
There is no minimum investment amount for Class R shares, although investments are subject to the fund's policies regarding small accounts.


CLASS Y SHARES
Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. The fund may waive the initial investment amount.


WAIVERS OF THE MINIMUM INVESTMENT AMOUNT FOR CLASS Y
The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Amundi US or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has an arrangement with Amundi US to include Class Y shares of the Pioneer mutual funds in its program. In one model, the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services, as a combined service offering. In another model, a brokerage firm may provide transactional services in accordance with a commission schedule set by the firm.

    You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds, and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f)        The investment is made by another Pioneer fund.

The fund reserves the right to waive the initial investment minimum in other circumstances.


MAXIMUM PURCHASE AMOUNTS
Purchases of fund shares are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A, Class K, Class R and Class Y shares are not subject to a maximum purchase amount.

BUYING, EXCHANGING AND SELLING SHARES

RETIREMENT PLAN ACCOUNTS
You can purchase fund shares through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $1,000. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish an Amundi US retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.


HOW TO BUY SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your purchase request to the fund's distributor and/or transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. Your investment firm receives a commission from the distributor, and may receive additional compensation from Amundi US, for your purchase of fund shares.


BY PHONE OR ONLINE
YOU CAN USE THE TELEPHONE OR ONLINE PURCHASE PRIVILEGE IF you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:
o You established your bank account of record at least 30 days ago
o Your bank information has not changed for at least 30 days
o You are not purchasing more than $100,000 worth of shares per account per day
o You can provide the proper account identification information

When you request a telephone or online purchase, the fund's transfer agent will electronically debit the amount of the purchase from your bank account of record. The fund's transfer agent will purchase fund shares for the amount of the debit at the offering price determined after the fund's transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the fund's transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

IN WRITING, BY MAIL
You can purchase fund shares for an existing fund account by MAILING A CHECK TO THE FUND. Make your check payable to the fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the fund's name, the account number and the name or names in the account registration. Please note that there may be a delay in receipt by the fund's transfer agent of purchase orders submitted by regular mail to a post office address.


BY WIRE (CLASS K OR CLASS Y SHARES ONLY)
If you have an existing (Class K or Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:
o BNY Mellon must receive your wire no later than 11:00 a.m. Eastern time on the business day after the fund receives your request to purchase shares
o If BNY Mellon does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk
o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank
o Wire transfers may be restricted on holidays and at certain other times


INSTRUCT YOUR BANK TO WIRE FUNDS TO:


Receiving Bank:          BNY Mellon, NA
                         ABA Routing No. 011001234
                         BNY Mellon Investment Servicing (US) Inc. as agent
                         FBO
                         Amundi US Funds Consolidated Account
                         Account 727296
For further credit to:   Shareholder Name
                         Existing Pioneer Account No.
                         Disciplined Growth Fund

The fund's transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.


EXCHANGING
You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

BUYING, EXCHANGING AND SELLING SHARES

Your exchange request must be for at least $1,000. The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.


SAME-FUND EXCHANGE PRIVILEGE
Certain shareholders may be eligible to exchange their shares for shares of another class. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.


HOW TO EXCHANGE SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your exchange request to the fund's transfer agent. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION ABOUT EXCHANGING YOUR SHARES.


BY PHONE OR ONLINE
After you establish an eligible fund account, YOU CAN EXCHANGE FUND SHARES BY PHONE OR ONLINE IF:
o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account
o The fund into which you are exchanging offers the same class of shares
o You are not exchanging more than $500,000 worth of shares per account per day
o You can provide the proper account identification information


IN WRITING, BY MAIL OR BY FAX
You can exchange fund shares by MAILING OR FAXING A LETTER OF INSTRUCTION TO THE FUND. You can exchange fund shares directly through the fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

o The name and signature of all registered owners
o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000
o The name of the fund out of which you are exchanging and the name of the fund into which you are exchanging
o The class of shares you are exchanging
o The dollar amount or number of shares you are exchanging

Please note that there may be a delay in receipt by the fund's transfer agent of exchange requests submitted by regular mail to a post office address.


SELLING
Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. The fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Your redemption proceeds normally will be sent within 1 business day after your request is received in good order, but in any event within 7 days, regardless of the method the fund uses to make such payment. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the New York Stock Exchange is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

BUYING, EXCHANGING AND SELLING SHARES

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

Under normal circumstances, the fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of the fund's investments, the fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, the fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. The fund also may pay redemption proceeds using cash obtained through a committed, unsecured revolving credit facility, or an interfund lending facility, if available, and other borrowing arrangements that may be available from time to time.

The fund reserves the right to redeem in kind, that is, to pay all or a portion of your redemption proceeds by giving you securities. If the fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. The fund may redeem in kind at a shareholder's request or if, for example, the fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders.

During periods of deteriorating or stressed market conditions, when an increased portion of the fund's portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, the fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.


HOW TO SELL SHARES


THROUGH YOUR INVESTMENT FIRM
Normally, your investment firm will send your request to sell shares to the fund's transfer agent. Please note that your investment firm may have its own earlier deadlines for the receipt of a request to sell shares. CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION. The fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. The fund reserves the right to terminate this procedure at any time.

BY PHONE OR ONLINE
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY PHONE OR ONLINE. You may sell fund shares held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:
o By check, provided the check is made payable exactly as your account is registered
o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).


IN WRITING, BY MAIL OR BY FAX
You can sell some or all of your fund shares by WRITING DIRECTLY TO THE FUND only if your account is registered in your name. Include in your request your name, the fund's name, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The fund's transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The fund's transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

Please note that there may be a delay in receipt by the fund's transfer agent of redemption requests submitted by regular mail to a post office address.


HOW TO CONTACT US


BY PHONE
For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call
1-800-225-6292

To request a transaction using FactFone/SM/ call
1-800-225-4321

BUYING, EXCHANGING AND SELLING SHARES

BY MAIL
Send your written instructions to:
PIONEER FUNDS
P.O. Box 9897
Providence, RI 02940-8097


AMUNDI US WEBSITE
amundi.com/us


BY FAX
Fax your exchange and sale requests to:
1-800-225-4240

ACCOUNT OPTIONS

See the account application form for more details on each of the following services or call the fund for details and availability.


TELEPHONE TRANSACTION PRIVILEGES
If your account is registered in your name, you can buy, exchange or sell fund shares by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the fund.

When you request a telephone transaction the fund's transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. The fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If the fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.


ONLINE TRANSACTION PRIVILEGES
If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:
o For new accounts, complete the online section of the account application
o For existing accounts, complete an account options form, write to the fund or complete the online authorization screen at amundi.com/us

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Amundi US website. When you or your investment firm requests an online transaction, the fund's transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

ACCOUNT OPTIONS

PERIODIC INVESTMENTS
You can make periodic investments in the fund by setting up monthly bank drafts, government allotments, payroll deductions, or an Automatic Investment Plan. Periodic investments may be made only through U.S. banks. You may use a periodic investment plan to establish a Class A share account with a small initial investment. If you have a Class C or Class R share account and your balance is at least $1,000, you may establish a periodic investment plan.


AUTOMATIC INVESTMENT PLAN (AIP)
If you establish an Automatic Investment Plan with Amundi US, the fund's transfer agent will make a periodic investment in fund shares by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the fund's transfer agent. You should allow up to 30 days for the fund's transfer agent to establish your plan.


AUTOMATIC EXCHANGES
You can automatically exchange your fund shares for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:
o You must select exchanges on a monthly or quarterly basis
o Both the originating and receiving accounts must have identical registrations
o The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.


DISTRIBUTION OPTIONS
The fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

(1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

(2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

(3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500. When electing a cash distribution option, you may only select one destination for the cash distribution portion (i.e., bank account or directed to another mutual fund). The other distribution portion must be reinvested into your current mutual fund account or follow the same cash election.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the fund's transfer agent or you do not cash the check for six months or more, the fund's transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $25, the fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the fund will be purchased at the then-current net asset value.


DIRECTED DIVIDENDS
You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends.


SYSTEMATIC WITHDRAWAL PLANS
When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:
o Your account must have a total value of at least $10,000 when you establish your plan
o You may not request a periodic withdrawal of more than 10% of the value of any Class C or Class R share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

ACCOUNT OPTIONS

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.


DIRECT DEPOSIT
If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.


VOLUNTARY TAX WITHHOLDING
You may have the fund's transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

SHAREHOLDER SERVICES AND POLICIES

EXCESSIVE TRADING
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within 30 days after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that indicate a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

SHAREHOLDER SERVICES AND POLICIES

The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer U.S. Government Money Market Fund or Pioneer Multi-Asset Ultrashort Income Fund.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.

PURCHASES IN KIND
You may use securities you own to purchase shares of the fund provided that Amundi US, in its sole discretion, determines that the securities are consistent with the fund's objective and policies and their acquisition is in the best interests of the fund. If the fund accepts your securities, they will be valued for purposes of determining the number of fund shares to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase fund shares for cash in an amount equal to the value of the fund shares that you purchase. Your broker may also impose a fee in connection with processing your purchase of fund shares with securities.


REINSTATEMENT PRIVILEGE (CLASS A SHARES)
If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:
o You must send a written request to the fund no more than 90 days after selling your shares and
o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of the fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the fund at the Class A net asset value per share determined after the fund receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of fund shares, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.


AMUNDI US WEBSITE
AMUNDI.COM/US
The website includes a full selection of information on mutual fund investing. You can also use the website to get:
o Your current account information
o Prices, returns and yields of all publicly available Pioneer mutual funds
o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

SHAREHOLDER SERVICES AND POLICIES

o A copy of Amundi US's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.


FACTFONE/SM/ 1-800-225-4321
You can use FactFone/SM/ to:
o Obtain current information on your Pioneer mutual fund accounts
o Inquire about the prices of all publicly available Pioneer mutual funds
o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts
o Request account statements

If you plan to use FactFone/SM/ to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFoneSM to obtain account information.


HOUSEHOLD DELIVERY OF FUND DOCUMENTS
With your consent, Amundi US may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying Amundi US, by phone or in writing (see "How to contact us"). Amundi US will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.


CONFIRMATION STATEMENTS
The fund's transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.


TAX INFORMATION
Early each year, the fund will mail you information about the tax status of the dividends and distributions paid to you by the fund.

TAX INFORMATION FOR IRA ROLLOVERS
In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the fund's transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.


PRIVACY
The fund has a policy designed to protect the privacy of your personal information. A copy of Amundi US's privacy notice was given to you at the time you opened your account. The fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the fund or through Amundi US's website.


SIGNATURE GUARANTEES AND OTHER REQUIREMENTS
You are required to obtain a signature guarantee when:
o Requesting certain types of exchanges or sales of fund shares
o Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell fund shares.


MINIMUM ACCOUNT SIZE
The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, the fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

SHAREHOLDER SERVICES AND POLICIES

TELEPHONE AND WEBSITE ACCESS
You may have difficulty contacting the fund by telephone or accessing amundi.com/us during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Amundi US will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access amundi.com/us or reach the fund by telephone, you should communicate with the fund in writing.


SHARE CERTIFICATES
The fund does not offer share certificates. Shares are electronically recorded.


OTHER POLICIES
The fund and the distributor reserve the right to:
o reject any purchase or exchange order for any reason, without prior notice
o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. The fund will provide 60 days' notice of material amendments to or termination of the exchange privilege
o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

The fund reserves the right to:
o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee
o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND CAPITAL GAINS
The fund generally pays any distributions of net short- and long-term capital gains in November.

The fund generally pays dividends from any net investment income in December.

The fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in the fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.


TAXES
You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at reduced rates. Distributions from the fund's net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from the fund's "qualified dividend income" and if certain conditions, including holding period requirements, are met by the fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at reduced U.S. federal income tax rates.

"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from the fund (but none of the fund's capital gain distributions) may qualify for the dividends-received deduction for corporations.

The fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If the fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

DIVIDENDS, CAPITAL GAINS AND TAXES

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder's net investment income.

You must provide your social security number or other taxpayer identification number to the fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is currently 24%.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on fund dividends or other distributions or on sales or exchanges of fund shares. However, in the case of fund shares held through a nonqualified deferred compensation plan, fund dividends and other distributions received by the plan and sales and exchanges of fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends and other distributions from regulated investment companies such as the fund, or effecting such sales or exchanges.

Plan participants whose retirement plan invests in the fund generally are not subject to federal income tax on fund dividends or other distributions received by the plan or on sales or exchanges of fund shares by the plan. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the fund and its shareowners.

FINANCIAL HIGHLIGHTS

The financial highlights table helps you understand the fund's financial performance for the past five years.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C and Class Y shares of the fund (assuming reinvestment of all dividends and distributions).

No financial information is presented for Class K or Class R shares because no Class K or Class R shares were outstanding during the periods shown.

The information below has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The fund's annual report is incorporated by reference in the statement of additional information and is available upon request.

PIONEER DISCIPLINED GROWTH FUND


CLASS A SHARES


                                          YEAR            YEAR             YEAR              YEAR            YEAR
                                         ENDED            ENDED           ENDED             ENDED            ENDED
                                        8/31/21          8/31/20         8/31/19           8/31/18          8/31/17
                                   ----------------- -------------- ----------------- ----------------- --------------
Net asset value, beginning of
 period                                $  21.71       $    16.92        $  19.74          $  18.99       $    17.53
                                       --------       ----------        --------          --------       ----------
Increase (decrease) from
 investment operations:
 Net investment income (loss)
   (a)                                 $  (0.01)      $     0.01        $   0.02          $  (0.00)(b)   $     0.05
 Net realized and unrealized
   gain (loss) on investments              5.35             5.70            0.85              3.09             2.80
                                       --------       ----------        --------          --------       ----------
   Net increase (decrease) from
    investment operations              $   5.34       $     5.71        $   0.87          $   3.09       $     2.85
Distributions to shareowners:
 Net investment income                 $  (0.00)(b)   $    (0.03)       $  (0.00)(b)      $  (0.03)      $    (0.04)
 Net realized gain                        (5.07)           (0.89)          (3.69)            (2.31)           (1.35)
                                       --------       ----------        --------          --------       ----------
Total distributions                    $  (5.07)      $    (0.92)       $  (3.69)         $  (2.34)      $    (1.39)
                                       --------       ----------        --------          --------       ----------
Net increase (decrease) in net
 asset value                           $   0.27       $     4.79        $  (2.82)         $   0.75       $     1.46
                                       --------       ----------        --------          --------       ----------
Net asset value, end of period         $  21.98       $    21.71        $  16.92          $  19.74       $    18.99
                                       --------       ----------        --------          --------       ----------
Total return (c)                          30.02%           35.17%           6.84%            17.54%           17.64%
Ratio of net expenses to average
 net assets                                1.02%            1.05%           1.07%             1.05%            1.10%
Ratio of net investment income
 (loss) to average net assets             (0.04)%           0.03%           0.15%             0.02%            0.26%
Portfolio turnover rate                     117%             101%            111%               98%              76%
Net assets, end of period (in
 thousands)                            $1,937,041     $1,596,477        $1,255,198        $1,233,268     $1,108,910

(a) The per-share data presented above is based on the average shares outstanding for the period presented.
(b)        Amount rounds to less than $0.01 or $(0.01) per share.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

FINANCIAL HIGHLIGHTS

PIONEER DISCIPLINED GROWTH FUND


CLASS C SHARES


                                                   YEAR        YEAR          YEAR          YEAR        YEAR
                                                  ENDED       ENDED         ENDED         ENDED       ENDED
                                                 8/31/21     8/31/20       8/31/19       8/31/18     8/31/17
                                               ----------- ----------- --------------- ----------- -----------
Net asset value, beginning of period             $ 18.22    $ 14.42       $ 17.51       $ 17.19     $ 16.08
                                                 -------    -------       -------       -------     -------
Increase (decrease) from investment
 operations: (a)
 Net investment income (loss) (b)                $ (0.14)   $ (0.11)      $ (0.09)      $ (0.13)    $ (0.09)
 Net realized and unrealized gain (loss) on
   investments                                      4.27      4.80           0.69         2.76        2.55
                                                 -------    -------       -------       -------     -------
   Net increase (decrease) from investment
    operations                                   $  4.13    $  4.69       $  0.60       $  2.63     $  2.46
Distributions to shareowners:
 Net realized gain                                 (5.07)    (0.89)         (3.69)       (2.31)      (1.35)
                                                 -------    -------       -------       -------     -------
Total distributions                              $ (5.07)   $ (0.89)      $ (3.69)      $ (2.31)    $ (1.35)
                                                 -------    -------       -------       -------     -------
Net increase (decrease) in net asset value       $ (0.94)   $  3.80       $ (3.09)      $  0.32     $  1.11
                                                 -------    -------       -------       -------     -------
Net asset value, end of period                   $ 17.28    $ 18.22       $ 14.42       $ 17.51     $ 17.19
                                                 -------    -------       -------       -------     -------
Total return (c)                                   28.90%    34.12%          6.04%(d)    16.61%      16.68%
Ratio of net expenses to average net assets         1.84%     1.83%          1.87%        1.87%       1.94%
Ratio of net investment income (loss) to
 average net assets                                (0.86)%   (0.75)%        (0.65)%      (0.79)%     (0.58)%
Portfolio turnover rate                              117%      101%           111%          98%         76%
Net assets, end of period (in thousands)         $11,533    $13,036       $11,832       $23,754     $22,201

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(b) The per-share data presented above is based on the average shares outstanding for the period presented.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales were taken into account.
(d) If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 5.97%.

PIONEER DISCIPLINED GROWTH FUND


CLASS Y SHARES


                                                    YEAR          YEAR          YEAR          YEAR        YEAR
                                                    ENDED        ENDED         ENDED         ENDED       ENDED
                                                   8/31/21      8/31/20       8/31/19       8/31/18     8/31/17
                                               -------------- ----------- --------------- ----------- -----------
Net asset value, beginning of period              $ 22.38      $ 17.41       $ 20.19       $ 19.38     $ 17.86
                                                  -------      -------       -------       -------     -------
Increase (decrease) from investment
 operations:
 Net investment income (loss) (a)                 $  0.03      $  0.05       $  0.07       $  0.04     $  0.09
 Net realized and unrealized gain (loss) on
   investments                                       5.56         5.88          0.87          3.15        2.87
                                                  -------      -------       -------       -------     -------
   Net increase (decrease) from investment
    operations                                    $  5.59      $  5.93       $  0.94       $  3.19     $  2.96
Distributions to shareowners:
 Net investment income                            $  0.00(b)   $ (0.07)      $ (0.03)      $ (0.07)    $ (0.09)
 Net realized gain                                  (5.07)       (0.89)        (3.69)        (2.31)      (1.35)
                                                  -------      -------       -------       -------     -------
Total distributions                               $ (5.07)     $ (0.96)      $ (3.72)      $ (2.38)    $ (1.44)
                                                  -------      -------       -------       -------     -------
Net increase (decrease) in net asset value        $  0.52      $  4.97       $ (2.78)      $  0.81     $  1.52
                                                  -------      -------       -------       -------     -------
Net asset value, end of period                    $ 22.90      $ 22.38       $ 17.41       $ 20.19     $ 19.38
                                                  -------      -------       -------       -------     -------
Total return (c)                                    30.28%       35.51%         7.09%(d)     17.72%      17.94%
Ratio of net expenses to average net assets          0.82%        0.81%         0.83%         0.87%       0.85%
Ratio of net investment income (loss) to
 average net assets                                  0.15%        0.28%         0.39%         0.20%       0.50%
Portfolio turnover rate                               117%         101%          111%           98%         76%
Net assets, end of period (in thousands)          $26,677      $57,324       $45,416       $50,090     $45,553

(a) The per-share data presented above is based on the average shares outstanding for the period presented.
(b)        Amount rounds to less than $0.01 or $(0.01) per share.
(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d) If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2019, the total return would have been 7.03%.

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES


The information below has been provided by the named financial intermediaries. Please contact the applicable financial intermediary with any questions regarding how it applies the policies described below and for assistance in determining whether you may qualify for a particular sales charge waiver or discount.


AMERIPRISE FINANCIAL
CLASS A SHARES FRONT-END SALES CHARGE WAIVERS AVAILABLE AT AMERIPRISE
FINANCIAL:

Effective January 15, 2021, the following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI:
o Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
o Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
o Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
o Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
o Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption,

  (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).


EDWARD D. JONES & CO., L.P. ("EDWARD JONES")


POLICIES REGARDING TRANSACTIONS THROUGH EDWARD JONES
The following information has been provided by Edward Jones:

Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Pioneer Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

BREAKPOINTS
o Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

RIGHTS OF ACCUMULATION ("ROA")
o The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Pioneer Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES


o The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
o ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

LETTER OF INTENT ("LOI")
o Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
o If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

SALES CHARGE WAIVERS

Sales charges are waived for the following shareholders and in the following situations:
o Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
o Shares purchased in an Edward Jones fee-based program.
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
o Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
o Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
o Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CONTINGENT DEFERRED SALES CHARGE ("CDSC") WAIVERS

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
o The death or disability of the shareholder.
o Systematic withdrawals with up to 10% per year of the account value.
o Return of excess contributions from an Individual Retirement Account (IRA).
o Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
o Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
o Shares exchanged in an Edward Jones fee-based program.
o Shares acquired through NAV reinstatement.
o Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

OTHER IMPORTANT INFORMATION REGARDING TRANSACTIONS THROUGH EDWARD JONES

MINIMUM PURCHASE AMOUNTS
o Initial purchase minimum: $250
o Subsequent purchase minimum: none

MINIMUM BALANCES
o Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
  - A fee-based account held on an Edward Jones platform

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES


  - A 529 account held on an Edward Jones platform
  - An account with an active systematic investment plan or LOI

EXCHANGING SHARE CLASSES
o At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

JANNEY MONTGOMERY SCOTT

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or statement of additional information.

FRONT-END SALES CHARGE* WAIVERS ON CLASS A SHARES AVAILABLE AT JANNEY
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
o Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
o Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
o Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
o Shares acquired through a right of reinstatement.
o Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT JANNEY
o Shares sold upon the death or disability of the shareholder.
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
o Shares purchased in connection with a return of excess contributions from an IRA account.

o Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations
o Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
o Shares acquired through a right of reinstatement.
o Shares exchanged into the same share class of a different fund.

FRONT-END SALES CHARGE* DISCOUNTS AVAILABLE AT JANNEY: BREAKPOINTS, RIGHTS OF ACCUMULATION, AND/OR LETTERS OF INTENT
o Breakpoints as described in the fund's prospectus.
o Rights of accumulation ("ROA"), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
o Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."


MERRILL LYNCH
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales charge ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or statement of additional information.

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES


FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT MERRILL LYNCH
o Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
o Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
o Shares purchased through a Merrill Lynch affiliated investment advisory program
o Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales charge discounts and waivers
o Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
o Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
o Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales charge discounts and waivers
o Employees and registered representatives of Merrill Lynch or its affiliates and their family members
o Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus
o Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
  (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.


CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT MERRILL LYNCH
o Death or disability of the shareholder
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
o Return of excess contributions from an IRA Account
o Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

o Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
o Shares acquired through a right of reinstatement
o Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)
o Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales charge discounts and waivers


FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT MERRILL LYNCH: BREAKPOINTS, RIGHTS OF ACCUMULATION AND LETTERS OF INTENT
o Breakpoints as described in this prospectus
o Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
o Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)


MORGAN STANLEY
Effective July 1, 2018, shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund's prospectus or statement of additional information.

FRONT-END SALES CHARGE WAIVERS ON CLASS A SHARES AVAILABLE AT MORGAN STANLEY WEALTH MANAGEMENT
o Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
o Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES


o Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
o Shares purchased through a Morgan Stanley self-directed brokerage account
o Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program
o Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
  (3) redeemed shares were subject to a front-end or deferred sales charge.


OPPENHEIMER & CO. INC. ("OPCO")
Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or statement of additional information.

FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT OPCO
o Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
o Shares purchased by or through a 529 Plan
o Shares purchased through an OPCO affiliated investment advisory program
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
o Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and
  (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
o A shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
o Employees and registered representatives of OPCO or its affiliates and their family members
o Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC WAIVERS ON A, B AND C SHARES AVAILABLE AT OPCO
o Death or disability of the shareholder
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
o Return of excess contributions from an IRA Account
o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2 as described in the prospectus
o Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
o Shares acquired through a right of reinstatement

FRONT-END LOAD DISCOUNTS AVAILABLE AT OPCO: BREAKPOINTS, RIGHTS OF ACCUMULATION & LETTERS OF INTENT
o Breakpoints as described in this prospectus.
o Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets


RAYMOND JAMES


RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC., AND EACH ENTITY'S AFFILIATES ("RAYMOND JAMES")
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or SAI.


FRONT-END SALES LOAD WAIVERS ON CLASS A SHARES AVAILABLE AT RAYMOND JAMES
o Shares purchased in an investment advisory program.
o Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
o Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
o Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and
  (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES


o A shareholder in the fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.


CDSC WAIVERS ON CLASS A AND CLASS C SHARES AVAILABLE AT RAYMOND JAMES
o Death or disability of the shareholder.
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
o Return of excess contributions from an IRA Account.
o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.
o Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
o Shares acquired through a right of reinstatement.


FRONT-END LOAD DISCOUNTS AVAILABLE AT RAYMOND JAMES: BREAKPOINTS, RIGHTS OF ACCUMULATION AND/OR LETTERS OF INTENT
o Breakpoints as described in this prospectus.
o Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.
o Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.


ROBERT W. BAIRD & CO. ("BAIRD"):
Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

FRONT-END SALES CHARGE WAIVERS ON INVESTORS A SHARES AVAILABLE AT BAIRD
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

o Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
o Shares purchased using the proceeds of redemptions from a Pioneer Fund, provided (1) the repurchase occurs within 90 days following the redemption,
  (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
o A shareholder in the funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
o Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC WAIVERS ON INVESTOR A AND C SHARES AVAILABLE AT BAIRD
o Shares sold due to death or disability of the shareholder
o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus
o Shares bought due to returns of excess contributions from an IRA Account
o Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund's prospectus
o Shares sold to pay Baird fees but only if the transaction is initiated by Baird
o Shares acquired through a right of reinstatement

FRONT-END SALES CHARGE DISCOUNTS AVAILABLE AT BAIRD: BREAKPOINTS AND/OR RIGHTS OF ACCUMULATIONS
o Breakpoints as described in this prospectus
o Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Pioneer assets held by accounts within the purchaser's household at Baird. Eligible Pioneer assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
o Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Pioneer through Baird, over a 13-month period of time

INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES


WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED ("STIFEL") Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

FRONT-END SALES LOAD WAIVER ON CLASS A SHARES
o Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel's policies and procedures

All other sales charge waivers and reductions described elsewhere in the fund's prospectus or statement of additional information still apply.

                                     Notes

                                     Notes

PIONEER DISCIPLINED GROWTH FUND


YOU CAN OBTAIN MORE FREE INFORMATION about the fund from your investment firm or by writing to Pioneer Funds, 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about the fund, to request copies of the fund's statement of additional information and shareowner reports, and to make other inquiries.


VISIT OUR WEBSITE
amundi.com/us

The fund makes available the statement of additional information and shareowner reports, free of charge, on the fund's website at amundi.com/us. You also may find other information and updates about Amundi US and the fund, including fund performance information and the fund's most recent net asset value, on the fund's website.


SHAREOWNER REPORTS
Annual and semiannual reports to shareowners, and quarterly reports filed with the Securities and Exchange Commission, provide additional information about the fund's investments. The annual report discusses market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund.

The statement of additional information, dated December 29, 2021, as may be amended from time to time, and filed with the Securities and Exchange Commission, is incorporated by reference into this prospectus.

The fund's shareowner reports, prospectus and statement of additional information are available on the Securities and Exchange Commission's EDGAR database on the Commission's Internet site at https://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-08547)








[GRAPHIC APPEARS HERE]



Amundi Distributor US, Inc.
60 State Street                                            20179-16-1221
Boston, MA 02109             (Copyright)2021 Amundi Distributor US, Inc.
AMUNDI.COM/US                                                Member SIPC

[GRAPHIC APPEARS HERE]




Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
AMUNDI.COM/US



















This is not part of the prospectus.





20179-16-1221
(Copyright)2021 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC